NAME OF REGISTRANT:
FRANKLIN TEMPLETON INTERNATIONAL TRUST
   Templeton Foreign Smaller Companies Fund
   Templeton Global Long-Short Fund
File No. 811-06336

EXHIBIT ITEM No. 77(c): MATTER SUBMITTED TO A VOTE OF SECURITY HOLDERS

TEMPLETON FOREIGN SMALLER COMPANIES FUND

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of Templeton Foreign Smaller Companies Fund's (the "Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals) and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The election of Trustees:

------------------------------------------------------------------------------------------------------------
                                                % OF         % OF                        % OF          % OF
                                             OUTSTANDING     VOTED                    OUTSTANDING     VOTED
NAME                              FOR          SHARES       SHARES       WITHHELD       SHARES        SHARES
------------------------------------------------------------------------------------------------------------
Harris J. Ashton ........   20,148,261.135     55.028%      98.228%     363,412.703       .992%       1.772%
Robert F. Carlson .......   20,106,082.473     54.912%      98.023%     405,591.365      1.108%       1.977%
Sam L. Ginn .............   20,163,361.567     55.069%      98.302%     348,312.271       .951%       1.698%
Edith E. Holiday ........   20,160,027.001     55.060%      98.286%     351,646.837       .960%       1.714%
Frank W. T. LaHaye ......   20,135,837.617     54.994%      98.168%     375,836.221      1.026%       1.832%
Frank A. Olson ..........   20,154,638.168     55.045%      98.259%     357,035.670       .975%       1.741%
Larry D. Thompson .......   20,164,725.335     55.073%      98.309%     346,948.503       .947%       1.691%
John B. Wilson ..........   20,177,705.808     55.108%      98.372%     333,968.030       .912%       1.628%
Charles B. Johnson ......   20,058,879.355     54.783%      97.793%     452,794.483      1.237%       2.207%
Gregory E. Johnson ......   20,070,775.936     54.816%      97.851%     440,897.902      1.204%       2.149%

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

-----------------------------------------------------------------------
                                                    % OF          % OF
                                                 OUTSTANDING      VOTED
                                SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------
For ....................        9,243,509.711      42.056%       70.605%
Against ................          222,712.579       1.013%        1.702%
Abstain ................          239,287.555       1.089%        1.827%
Broker Non-votes .......        3,386,268.000      15.406%       25.866%
-----------------------------------------------------------------------
TOTAL ..................       13,091,777.845      59.564%      100.000%
-----------------------------------------------------------------------


Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

-----------------------------------------------------------------------
                                                    % OF          % OF
                                                 OUTSTANDING      VOTED
                                SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------
For ....................        9,129,787.196      41.539%       69.736%
Against ................          332,873.427       1.514%        2.542%
Abstain ................          242,849.222       1.105%        1.856%
Broker Non-votes .......        3,386,268.000      15.406%       25.866%
-----------------------------------------------------------------------
TOTAL ..................       13,091,777.845      59.564%      100.000%
-----------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

-----------------------------------------------------------------------
                                                    % OF          % OF
                                                 OUTSTANDING      VOTED
                                SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------
For ....................        9,157,040.116      41.663%       69.945%
Against ................          303,034.747       1.378%        2.315%
Abstain ................          245,434.982       1.117%        1.874%
Broker Non-votes .......        3,386,268.000      15.406%       25.866%
-----------------------------------------------------------------------
TOTAL ..................       13,091,777.845      59.564%      100.000%
-----------------------------------------------------------------------

(c) To amend the Fund's fundamental investment restriction regarding lending:

-----------------------------------------------------------------------
                                                    % OF          % OF
                                                 OUTSTANDING      VOTED
                                SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------
For ....................        9,134,950.579      41.562%       69.776%
Against ................          319,940.569       1.456%        2.444%
Abstain ................          250,618.697       1.140%        1.914%
Broker Non-votes .......        3,386,268.000      15.406%       25.866%
-----------------------------------------------------------------------
TOTAL ..................       13,091,777.845      59.564%      100.000%
-----------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

-----------------------------------------------------------------------
                                                    % OF          % OF
                                                 OUTSTANDING      VOTED
                                SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------
For ....................        9,187,356.032      41.801%       70.176%
Against ................          281,167.170       1.279%        2.147%
Abstain ................          236,986.643       1.078%        1.811%
Broker Non-votes .......        3,386,268.000      15.406%       25.866%
-----------------------------------------------------------------------
TOTAL ..................       13,091,777.845      59.564%      100.000%
-----------------------------------------------------------------------


(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

-----------------------------------------------------------------------
                                                    % OF          % OF
                                                 OUTSTANDING      VOTED
                                SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------
For ....................        9,129,160.409      41.536%       69.732%
Against ................          334,151.253       1.520%        2.552%
Abstain ................          242,198.183       1.102%        1.850%
Broker Non-votes .......        3,386,268.000      15.406%       25.866%
-----------------------------------------------------------------------
TOTAL ..................       13,091,777.845      59.564%      100.000%
-----------------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

-----------------------------------------------------------------------
                                                    % OF          % OF
                                                 OUTSTANDING      VOTED
                                SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------
For ....................        9,163,742.780      41.693%       69.996%
Against ................          291,291.798       1.325%        2.225%
Abstain ................          250,475.267       1.140%        1.913%
Broker Non-votes .......        3,386,268.000      15.406%       25.866%
-----------------------------------------------------------------------
TOTAL ..................       13,091,777.845      59.564%      100.000%
-----------------------------------------------------------------------

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

-----------------------------------------------------------------------
                                                    % OF          % OF
                                                 OUTSTANDING      VOTED
                                SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------
For ....................        9,186,092.502      41.795%       70.166%
Against ................          277,629.205       1.263%        2.121%
Abstain ................          241,788.138       1.100%        1.847%
Broker Non-votes .......        3,386,268.000      15.406%       25.866%
-----------------------------------------------------------------------
TOTAL ..................       13,091,777.845      59.564%      100.000%
-----------------------------------------------------------------------


(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

-----------------------------------------------------------------------
                                                    % OF          % OF
                                                 OUTSTANDING      VOTED
                                SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------
For ....................        9,197,312.910      41.846%       70.252%
Against ................          284,074.772       1.292%        2.169%
Abstain ................          224,122.163       1.020%        1.713%
Broker Non-votes .......        3,386,268.000      15.406%       25.866%
-----------------------------------------------------------------------
TOTAL ..................       13,091,777.845      59.564%      100.000%
-----------------------------------------------------------------------


Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

-----------------------------------------------------------------------
                                                    % OF          % OF
                                                 OUTSTANDING      VOTED
                                SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------
For ....................        9,134,052.235      41.558%       69.769%
Against ................          326,315.465       1.485%        2.493%
Abstain ................          245,142.145       1.115%        1.872%
Broker Non-votes .......        3,386,268.000      15.406%       25.866%
-----------------------------------------------------------------------
TOTAL ..................       13,091,777.845      59.564%      100.000%
-----------------------------------------------------------------------





TEMPLETON GLOBAL LONG-SHORT FUND



MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 18, 2007

TEMPLETON GLOBAL LONG-SHORT FUND

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; and to approve amendments to certain of Templeton Global Long Short Fund's (the "Fund") fundamental investment restrictions (including six (6) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust and amendments to certain of the Fund's fundamental investment restrictions (including six (6) Sub-Proposals).

The results of the voting at the meeting are as follows:

Proposal 1. The election of Trustees

---------------------------------------------------------------------------------------------------------------------------
                                                               % OF          % OF                       % OF         % OF
                                                            OUTSTANDING     VOTED                    OUTSTANDING     VOTED
NAME                                           FOR            SHARES        SHARES      WITHHELD        SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton .....................    20,148,261.135      55.028%       98.228%   363,412.703        .992%       1.772%
Robert F. Carlson ....................    20,106,082.473      54.912%       98.023%   405,591.365       1.108%       1.977%
Sam L. Ginn ..........................    20,163,361.567      55.069%       98.302%   348,312.271        .951%       1.698%
Edith E. Holiday .....................    20,160,027.001      55.060%       98.286%   351,646.837        .960%       1.714%
Frank W. T. LaHaye ...................    20,135,837.617      54.994%       98.168%   375,836.221       1.026%       1.832%
Frank A. Olson .......................    20,154,638.168      55.045%       98.259%   357,035.670        .975%       1.741%
Larry D. Thompson ....................    20,164,725.335      55.073%       98.309%   346,948.503        .947%       1.691%
John B. Wilson .......................    20,177,705.808      55.108%       98.372%   333,968.030        .912%       1.628%
Charles B. Johnson ...................    20,058,879.355      54.783%       97.793%   452,794.483       1.237%       2.207%
Gregory E. Johnson ...................    20,070,775.936      54.816%       97.851%   440,897.902       1.204%       2.149%


Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

-------------------------------------------------------------------------------
                                                         % OF          % OF
                                                       OUTSTANDING     VOTED
                                      SHARES VOTED       SHARES        SHARES
-------------------------------------------------------------------------------
For .............................     4,383,701.258      29.954%       59.081%
Against .........................       110,560.750        .755%        1.490%
Abstain .........................       171,500.985       1.172%        2.311%
Broker Non-votes ................     2,754,133.000      18.818%       37.118%
-------------------------------------------------------------------------------
TOTAL ...........................     7,419,895.993      50.699%      100.000%
-------------------------------------------------------------------------------


Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

------------------------------------------------------------------------------
                                                         % OF          % OF
                                                       OUTSTANDING     VOTED
                                      SHARES VOTED       SHARES        SHARES
-------------------------------------------------------------------------------
For .............................     5,675,442.275      38.779%       67.798%
Against .........................       177,588.561       1.214%        2.121%
Abstain .........................       307,930.995       2.104%        3.679%
Broker Non-votes ................     2,210,149.000      15.101%       26.402%
------------------------------------------------------------------------------
TOTAL ...........................     8,371,110.831      57.198%      100.000%
------------------------------------------------------------------------------


(b) To amend the Fund's fundamental investment restriction regarding lending:

<------------------------------------------------------------------------------
                                                         % OF          % OF
                                                       OUTSTANDING     VOTED
                                      SHARES VOTED       SHARES        SHARES
-------------------------------------------------------------------------------

For .............................     5,674,565.134      38.773%       67.788%
Against .........................       176,270.330       1.205%        2.106%
Abstain .........................       310,126.367       2.119%        3.704%
Broker Non-votes ................     2,210,149.000      15.101%       26.402%
-------------------------------------------------------------------------------
TOTAL ...........................     8,371,110.831      57.198%      100.000%
------------------------------------------------------------------------------


(c) To amend the Fund's fundamental investment restriction regarding investments in real estate:

------------------------------------------------------------------------------
                                                         % OF          % OF
                                                       OUTSTANDING     VOTED
                                      SHARES VOTED       SHARES        SHARES
-------------------------------------------------------------------------------
For .............................     5,712,009.520      39.029%       68.235%
Against .........................       150,796.212       1.030%        1.801%
Abstain .........................       298,156.099       2.038%        3.562%
Broker Non-votes ................     2,210,149.000      15.101%       26.402%
-------------------------------------------------------------------------------
TOTAL ...........................     8,371,110.831      57.198%      100.000%
------------------------------------------------------------------------------


(d) To amend the Fund's fundamental investment restriction regarding investments in commodities:

------------------------------------------------------------------------------
                                                         % OF          % OF
                                                       OUTSTANDING     VOTED
                                      SHARES VOTED       SHARES        SHARES
-------------------------------------------------------------------------------
For .............................     5,687,078.026      38.859%       67.937%
Against .........................       167,966.410       1.147%        2.006%
Abstain .........................       305,917.395       2.091%        3.655%
Broker Non-votes ................     2,210,149.000      15.101%       26.402%
-------------------------------------------------------------------------------
TOTAL ...........................     8,371,110.831      57.198%      100.000%
------------------------------------------------------------------------------


(e) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

------------------------------------------------------------------------------
                                                         % OF          % OF
                                                       OUTSTANDING     VOTED
                                      SHARES VOTED       SHARES        SHARES
-------------------------------------------------------------------------------
For .............................     5,677,625.664      38.794%       67.824%
Against .........................       172,095.147       1.176%        2.056%
Abstain .........................       311,241.020       2.127%        3.718%
Broker Non-votes ................     2,210,149.000      15.101%       26.402%
-------------------------------------------------------------------------------
TOTAL ...........................     8,371,110.831      57.198%      100.000%
-------------------------------------------------------------------------------


(f) To amend the Fund's fundamental investment restriction regarding diversification of investments:

------------------------------------------------------------------------------
                                                         % OF          % OF
                                                       OUTSTANDING     VOTED
                                      SHARES VOTED       SHARES        SHARES
-------------------------------------------------------------------------------
For .............................     5,750,720.642      39.293%       68.697%
Against .........................       123,525.620        .844%        1.476%
Abstain .........................       286,715.569       1.960%        3.425%
Broker Non-votes ................     2,210,149.000      15.101%       26.402%
-------------------------------------------------------------------------------
TOTAL ...........................     8,371,110.831      57.198%      100.000%
-------------------------------------------------------------------------------